Quarterly Holdings Report
for
Fidelity® Disruptors ETF
February 28, 2026
DRE-NPRT3-0426
1.9907239.102
Domestic Equity Funds - 77.8%
	Shares	Value ($)
Fidelity Disruptive Communications ETF (a)	466,845	21,473,275
Fidelity Disruptive Finance ETF (a)	508,453	16,665,264
Fidelity Disruptive Medicine ETF (a)	732,888	19,209,220
Fidelity Disruptive Technology ETF (a)	510,611	19,768,810
TOTAL DOMESTIC EQUITY FUNDS (Cost $56,612,387)		77,116,569

International Equity Funds - 22.1%
	Shares	Value ($)
Fidelity Disruptive Automation ETF (a)(b) (Cost $12,368,279)	594,019	21,972,929

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.70	112,999	113,021
Fidelity Securities Lending Cash Central Fund (c)(d)	3.69	159,587	159,603
TOTAL MONEY MARKET FUNDS (Cost $272,624)			272,624

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $69,253,290)	99,362,122
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(152,716)
NET ASSETS - 100.0%	99,209,406

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated fund.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	299,602	2,307,728	2,494,310	2,549	1	-	113,021	112,999	0.0%
Fidelity Securities Lending Cash Central Fund	-	13,949,956	13,790,356	13,560	3	-	159,603	159,587	0.0%
Total	299,602	16,257,684	16,284,666	16,109	4	-	272,624

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Disruptive Automation ETF	16,977,054	-	-	121,180	-	4,995,875	21,972,929	594,019
Fidelity Disruptive Communications ETF	19,002,280	-	100,008	7,502	39,080	2,531,923	21,473,275	466,845
Fidelity Disruptive Finance ETF	18,992,302	-	-	138,808	-	(2,327,038)	16,665,264	508,453
Fidelity Disruptive Medicine ETF	17,143,868	-	-	-	-	2,065,352	19,209,220	732,888
Fidelity Disruptive Technology ETF	18,111,980	-	-	1,021	-	1,656,830	19,768,810	510,611
	90,227,484	-	100,008	268,511	39,080	8,922,942	99,089,498

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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